UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2004

LEAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11311 (Commission File Number)	13-3386776 (IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI (Address of principal executive offices)		48034 (Zip Code)

(248) 447-1500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c)	Exhibits
	99.1	Press release issued July 22, 2004, filed herewith.
	99.2	Presentation slides from the Lear Corporation webcast of its second quarter 2004 earnings call held on July 22, 2004, filed herewith.

Item 9. Regulation FD Disclosure

See “Item 12. Results of Operations and Financial Condition” below.

Item 12. Results of Operations and Financial Condition

The following information is provided pursuant to Item 9 of Form 8-K, “Regulation FD Disclosure,” and Item 12 of Form 8-K, “Results of Operations and Financial Condition.”

On July 22, 2004, Lear Corporation issued a press release reporting its financial results for the second quarter of 2004 and updating its earnings guidance for 2004. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

On July 22, 2004, Lear Corporation made available the presentation slides attached hereto as Exhibit 99.2 in a webcast of its second quarter 2004 earnings call. Exhibit 99.2 is incorporated by reference herein.

The information contained in Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEAR CORPORATION,
a Delaware corporation

Date: July 22, 2004	By:	/s/ David C. Wajsgras
	Name:	David C. Wajsgras
	Title:	Senior Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued July 22, 2004, filed herewith.
99.2	Presentation slides from the Lear Corporation webcast of its second quarter 2004 earnings call held on
July 22, 2004, filed herewith.

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